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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-48189

              SUPPLEMENT DATED MARCH 23, 2001 TO THE PROSPECTUS OF
                MORGAN STANLEY DEAN WITTER HEALTH SCIENCES TRUST
                            DATED SEPTEMBER 29, 2000

     The second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:

     The Fund's portfolio has been managed by the Health Sciences Team of the Sector Funds Equity Group since March 2001. Current members of the Team include Peter Dannenbaum and Alexander Denner. Mr. Dannenbaum, a Principal of the Investment Manager, and Mr. Denner, a Vice President of the Investment Manager, have been portfolio managers and/or research analysts for Morgan Stanley Dean Witter Investment Management Inc. and/or other affiliates of the Investment Manager for over five years.